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                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made this 22nd day of January, 1999, by and among Jutvision Corporation, a Delaware corporation (the "Corporation"), and the persons whose names are listed as purchasers on the signature pages hereof (with its permitted successors and assigns, individually, the "Purchaser" and collectively, the "Purchasers").

     WHEREAS, the Purchasers have subscribed for 106,383 shares of Series A-l Convertible Preferred Stock of the Corporation, $.001 par value per share (the "Shares"), each pursuant to the terms of a Share Subscription, Right of First Refusal and Voting Agreement of even date herewith (the "Subscription Agreements");

     WHEREAS, pursuant to the terms of the Subscription Agreements, the Corporation has on the date hereof issued the Shares to the Purchasers;

     WHEREAS, all of the Shares are "restricted securities" within the meaning of the Securities Act of 1933, as amended;

     WHEREAS, the Purchasers desire to be able to transfer the Shares from time to time by making public offers and sales of the Shares; and

     WHEREAS, the Corporation is willing to accommodate the Purchasers' desire to sell the Shares by causing the Shares to be registered for resale from time to time on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the Subscription Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. Certain Definitions. As used in this Agreement, the following
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terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission.

     "Common Stock" shall mean the voting common stock of the Corporation, $.001 par value per share.

     "Registrable Shares" shall mean (i) shares of Common Stock issued or issuable upon conversion of the Shares and (ii) any other shares of Common Stock issued with respect to the Shares by reason of stock dividends, stock splits, recapitalizations, reorganizations or similar corporate action.

     "Registration Expenses" and "Selling Expenses" shall mean the expenses described in Section 5.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

     SECTION 2. Piggy-Back Registration. (a) If the Corporation for itself or
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any of its security holders shall, at any time or times prior to the time at which all of the Registrable Shares are transferable in one transaction pursuant to Rule 144 under the Securities Act, without regard
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to the limitations contained in Rule 144(e) on the amount of Registrable Shares that may be sold pursuant thereto, determine to register under the Securities Act any shares of its capital stock or other securities (other than the registration of an offer, sale or other disposition of securities (i) to employees of, or other persons providing services to, the Corporation or any subsidiary pursuant to an employee or similar benefit plan, registered on Form S-8, a comparable or successor form or another form which is used solely for the purpose of registering such plan, or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or comparable or successor rule, register on Form S-4 or similar or successor forms), the Corporation will notify the Purchasers of such determination, and, upon written request received from the Purchasers by the Corporation within ten (10) business days after the notice is given by the Corporation, the Corporation will use its reasonable best efforts, as soon as practicable thereafter, to cause any of the Registrable Shares specified by the Purchasers to be included in such registration statement to the extent and under the conditions such registration is permissible under the Securities Act. Notwithstanding the foregoing, in the event the proposed registration is in whole or in part an underwritten public offering and if the managing underwriter(s) determine(s) and advises the Corporation that the inclusion of some or all of the Registrable Shares requested to be included in the registration concurrently with the securities being registered by the Corporation would interfere with the successful marketing of such securities, then the number of Registrable Shares otherwise to be included in the registration statement by the Purchasers shall be reduced to the required level
(i) first, in the event that the shares of capital stock being registered in such proposed registration include original issuance shares of the Corporation or shares of capital stock to be sold in connection with a securityholder's exercise of demand registration rights or piggyback registration rights pursuant to agreements entered into after the date hereof between the Corporation and certain of its securityholders which provide that such securityholders may exercise either demand or piggyback registration rights, by reducing or excluding the Registrable Shares proposed to be sold by the Purchasers; and (ii) second, by reducing the participation of the Purchasers in such offering pro rata among such Purchasers requesting such registration, based upon the number of Registrable Shares then owned by such Purchasers. Notwithstanding the foregoing provisions, the Corporation may withdraw any registration statement referred to in this Section 2(a) without thereby incurring any liability to any Purchaser. If any Purchaser disapproves of the terms of any such underwriting, such Purchaser may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter(s). Any Registrable Shares withdrawn from such underwriting shall be withdrawn from such registration.

     SECTION 3. Conditions of Obligation to Register Registrable Shares. As
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conditions to the Corporation's obligation hereunder to cause a registration statement to be filed or Registrable Shares to be included in a registration statement, the Purchasers shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration,
(b) agree to sell their Registrable Shares on the basis provided in any underwriting arrangements and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

     SECTION 4. Registration Procedures. If and whenever the Corporation is
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required by the provisions of this Agreement to use its reasonable best efforts to include any of the Registrable Shares in a registration statement filed under the Securities Act, the Corporation shall, as expeditiously as possible:

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          4.1  Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become and remain effective.

          4.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for not more than thirty (30) days from the date of its effectiveness (plus such additional time during which the Purchasers must cease making offers and sales, as provided in Section 4.5) or (unless otherwise required by the Securities Act) until the Registrable Shares covered thereunder have been sold, whichever is earlier.

          4.3 Furnish to the Purchasers such reasonable number of copies of the prospectus contained in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as any Purchaser may reasonably request in order to facilitate the disposition of its Registrable Shares.

          4.4 Use its reasonable best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably request, and use its best efforts to do any and all other acts and things which may be necessary or advisable so to register or qualify the Registrable Shares to enable the Purchasers to consummate the disposition of the Registrable Shares owned by the Purchasers in such jurisdictions during the period covered in Section 4.2; provided that the Corporation shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject.

          4.5 Notify the Purchasers of any Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Purchaser agrees upon receipt of such notice, forthwith to cease making offers and sales of the Registrable Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose and to return to the Corporation, for modification and exchange, the copies of such prospectus not theretofore delivered by such Purchaser; provided, that the Corporation shall forthwith prepare and furnish, after securing such approvals as may be necessary, to the Purchasers a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that, as thereafter delivered to the buyers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          4.6 Promptly notify the Purchasers of any stop order or similar proceeding initiated by state or Federal regulatory bodies and use its best efforts to take all necessary steps expeditiously to remove such stop order or similar proceeding.

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          4.7  Furnish, at the reasonable request of any Purchaser, in the event that such Purchaser is requesting registration of Registrable Shares pursuant to Section 2, on the date that such Registrable Shares are delivered to the underwriter for sale in connection with a registration pursuant to Section 2, if such securities are being sold through underwriters, or on the date that the registration statement with respect to such securities becomes effective, if such securities are not sold through underwriters: (a) an opinion, dated as of such date, of the counsel representing the Corporation for the purposes of such registration in form and substance as is customarily given to underwriters, in an underwritten public offering, addressed to the underwriters, if any, and to such Purchaser; and (b) a letter, dated as of such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and, if none, then to such Purchaser.

     SECTION 5. Description of Expenses. All expenses incurred by the
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Corporation in complying with any of the foregoing provisions of this Agreement, including, without limitation, all Federal (including Commission and National Association of Securities Dealers, Inc.) and state registration qualification and filing fees, printing expenses, any premium involved in securing a policy or policies of registration insurance (but only if the Corporation in its sole discretion shall choose to secure such a policy or policies, such policy or policies to be herein referred to as "registration insurance"), fees and disbursements of counsel for the Corporation, and accountants fees and expenses (but excluding the compensation of regular employees of the Corporation which shall be paid in any event by the Corporation), incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Shares hereunder are herein called "Selling Expenses."

     If the Corporation is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, all Selling Expenses incurred in connection with registration statements covering Registrable Shares shall be borne by the Purchasers participating in such registration, pro rata, and all Registration Expenses shall be borne by the Corporation.

     SECTION 6. Indemnification; Underwriting Agreements.
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     Registrations. In the event that the Corporation registers any shares under
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the Securities Act pursuant to the provisions of this Agreement:

          6.1 The Corporation agrees to indemnify and hold harmless each Purchaser against any and all losses, claims, damages, liabilities or expenses, joint or several, arising out of or based upon any violation of the Securities Act, the Securities Exchange Act of 1934, as amended, any rules and regulations promulgated thereunder or any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus, offering circular, notification or other document or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon a statement in writing furnished by or on behalf of such Purchaser for inclusion therein or an omission or failure by such Purchaser to furnish any statement with respect to such Purchaser required to be included therein. Promptly after receipt by any Purchaser of notice of the commencement of any action in respect of which

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     indemnity may be sought against the Corporation, such Purchaser shall notify the Corporation in writing of the commencement thereof, and, subject to the provisions hereinafter stated, receipt of such notice and such Purchaser's reasonable cooperation, the Corporation shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Purchaser, and the payment of expenses and such counsel's fees) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Corporation. Such Purchaser shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Corporation unless the employment of such counsel has been specifically authorized by the Corporation or unless such Purchaser shall have in good faith reasonably concluded that there may be a conflict of interest between the Corporation and such Purchaser in the conduct of the defense of the action. In connection with any offering under this Agreement which is to be underwritten, the Corporation further agrees to enter into an underwriting agreement in usual and standard form, reasonably satisfactory to the Purchasers, respecting such offering; provided that the terms of such
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     underwriting agreement shall not be inconsistent or conflict with the provisions of this Agreement.

          6.2 The obligations of the Corporation under this Agreement are subject to the following conditions, which each Purchaser hereby agrees to fulfill: (a) such Purchaser shall agree, in writing, prior to the filing of such registration or qualification, and hereby does agree, to indemnify and hold harmless the Corporation, each person, if any, who controls the Corporation within the meaning of the Securities Act and the officers and directors of the Corporation, against any and all losses, claims, damages, liabilities or expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus, offering circular, notification or other document or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to statements or omissions made in reliance upon a statement in writing furnished by or on behalf of such Purchaser for inclusion therein and with reference to statements or omissions made in reliance upon an omission or failure by such Purchaser to furnish any statement with respect to such Purchaser required to be included therein and (b) if such registration or qualification relates to an offering which is to be underwritten, that such Purchaser enters into an underwriting agreement in usual and standard form respecting such offering; provided, further, that the terms of such underwriting agreement shall not be inconsistent or conflict with the provisions of this Agreement. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against a Purchaser, the Corporation will notify such Purchaser in writing of the commencement thereof, and such Purchaser shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Corporation, and the payment of expenses and such counsel's fees) insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Purchaser. The Corporation and each such director, officer, or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of such Purchaser unless employment of such counsel has been specifically authorized by such Purchaser or unless an Indemnified Party (as defined in Section 6.3, below) shall have in good faith reasonably concluded that there may be a conflict of interest between the Indemnified Party and such Purchaser in the conduct of the defense of the action.

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          6.3  A party required to indemnify another party pursuant to this
     Section 6 ("Indemnifying Party") shall not be liable for any settlement of any action or claim relating to such liability or expense effected without its consent, but if any settlement is effected with its consent or if a final judgment for the plaintiff is entered in any such action, such Indemnifying Party agrees to indemnify and hold harmless the party so indemnified ("Indemnified Party") from and against any loss or liability by reason of any such settlement or judgment. The Indemnifying Party shall indemnify the Indemnified Party for expenses, including but not limited to fees and disbursements of counsel, incurred by the Indemnified Party in connection with the indemnification proceeding as such expenses are incurred.

     SECTION 7. Intentionally omitted.
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     SECTION 8. Market Stand-off. Each Purchaser agrees, if requested by the
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Corporation and/or the representative of the underwriters underwriting an offering of the Common Stock (or other securities) of the Corporation, not to sell or otherwise transfer or dispose of any Registrable Shares held by such Purchaser during the one hundred and eighty (180) day period following the effective date of a registration statement of the Corporation filed under the Securities Act.

     Such agreement shall be in writing in a form satisfactory to the Corporation and such representative. The Corporation may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day period.

     SECTION 9. Notices. All notices, requests, consents and other
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communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission, (iii) sent by recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid:

     If to the Corporation:

     Jutvision Corporation
     124 University Avenue
     Palo Alto, CA 94103
     Attn: President

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     With a copy to:

     Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
     One Financial Center
     Boston, Massachusetts 02111
     Attn: Peter S. Lawrence, Esq.

     If to a Purchaser at such Purchaser's address set forth in the Company shareholder registry.

     All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

     SECTION 10. Entire Agreement. This Agreement embodies the entire agreement
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and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     SECTION 11. Modifications and Amendments. The terms and provisions of this
                 ----------------------------
Agreement may be amended, modified, supplemented or waived only by written agreement executed by all parties hereto.

     SECTION 12. No Waiver of Rights, Powers and Remedies. No failure or delay
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by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

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     SECTION 13. Assignment. Neither this Agreement, nor any right or obligation
                 ----------
hereunder, may be assigned by any of the parties hereto without the prior written consent of the other parties.

     SECTION 14. Parties in Interest. This Agreement shall be binding upon and
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inure solely to the benefit of each party hereto and their permitted assigns, and nothing in this Agreement, express or implied, (i) is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement or (ii) shall be construed to create any rights or obligations except among the parties hereto, and no person shall be regarded as a third-party beneficiary of this Agreement.

     SECTION 15. Governing Law. This Agreement and the rights and obligations of
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the parties hereunder shall be construed in accordance with and governed by the internal law of the State of Delaware, without giving effect to the conflicts of law principles thereof.

     SECTION 16. Severability. In the event that any court of competent
                 ------------
jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine that any such provision, or portion thereof, is wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     SECTION 17. Headings and Captions. The headings and captions of the various
                 ---------------------
subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

     SECTION 18. Enforcement. Each of the parties hereto acknowledges and agrees
                 -----------
that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other parties were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any federal or state court of competent jurisdiction.

     SECTION 19. Expenses. Except as expressly provided in Section 5 hereof,
                 --------
each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     SECTION 20. Publicity. No party hereto may issue any press release or
                 ---------
otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement without the prior written consent of the other parties hereto, except as may be required by applicable law. Prior to making any public disclosure so required by applicable law, the disclosing party shall give the other parties a copy of the proposed disclosure and reasonable opportunity to prescribe or limit the same.

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     SECTION 21. Counterparts. This Agreement may be executed in one or more
                 ------------
counterparts, and by the parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                              JUTVISION CORPORATION


                              By:________________________________________
                              Name:  Leonard McCurdy
                              Title: Chairman and Chief Executive Officer


                              PURCHASERS


                              By:________________________________________
                              Name:
                              Title:

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